Exhibit 99.1

SUCAMPO PHARMACEUTICALS, INC.

Cary J. Claiborne, CFO
Stanley G. Miele, SVP, Sales & Marketing
Silvia Taylor, SVP, IR, PR & Corporate Communications
November 14, 2012

This presentation contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo’s ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo’s patents and other protections for innovative products; the risk of new and changing regulation and health policies in the US and internationally and the exposure to litigation and/or regulatory actions.No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo’s business, particularly those mentioned in the risk factors and cautionary statements in Sucampo’s Form 10-K for the year ended Dec. 31, 2011, which the Company incorporates by reference.Forward-Looking Statements

Sucampo Snapshot:  Prostone Pioneers Commercial-stage, global biopharmaceutical company  2 FDA-approved drugs based on our proprietary prostone technologyAMITIZA® (lubiprostone) in gastroenterology marketRESCULA® (unoprostone isopropyl) in ophthalmology marketProstone pioneersTherapeutic potential 1st identified by Sucampo’s founders, Drs Ryuji Ueno and Sachiko Kuno Sucampo MissionTo develop and commercialize prostone-based medicines to meet the     major unmet medical needs of patients on a global basis ® Registered trademark of Sucampo

Sucampo Has Pioneered the Field of Prostones

- Prostones:
  - Functional fatty acids naturally occuring in the human body
  - Ion-channel activators
  - Physiological mediators of restoration of cellular homeostasis and tissue regeneration
- Clinical safety profile of prostones is excellent, as demonstrated by the clinical safety record of AMITIZA in GI and RESCULA in ophthalmology
- Clinical potential of prostones is broad and applicable to various therapeutic fields beyond GI and ophthalmology

Sucampo is the only company developing and commercializing prostone compounds globally

See Reference 1

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Proprietary Platform Technology: Sucampo's Prostones Are Highly Potent Ion-Channel Activators

Prostones

ClC-2–Chloride Channel Activation	BK-Potassium Channel Activation
AMITIZA	**RESCULA**
Fluid Secretion	Smooth Muscle Relaxation
Barrier Repair and Mucosal Protection	Nerve Stabilization
Anti-Inflammatory Activity	Prevents neuronal cell death

See Reference 1

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Global AMITIZA Approvals and Regulatory Filings  JapanCC (2012)2  UKCIC (2012)OIC (target filing 4Q12-1Q13)  USCIC (2006)IBS-C (2008)OIC sNDA1 Priority Review (2013)  SwitzerlandCIC (2009)OIC (target filing 4Q12-1Q13) (Gp:) AMITIZA has been used for >6 y with 6 million prescriptions by patients suffering from chronic idiopathic constipation and irritable bowel syndrome with constipation  $10M milestone from Takeda upon first OIC sale$15M milestone from Abbott Japan upon first sale  See Reference 1

Sucampo: Leader in Gastrointestinal Disease Medication Development

- **Chronic Idiopathic Constipation (CIC)**
  - Affects ~14%−16% of adult population globally
    - 33M in US (14%),[2] 41M in EU 5 (16%),[2] 15M in Japan (14.3%)[3] – CC
  - Accounts for 92,000 hospitalizations/yr in US[4]
  - Severe constipation is associated with increased cardiovascular risk in women[5,6]
- **Irritable Bowel Syndrome (IBS)**
  - Affects ~15% of adult population globally, 1/3 of whom have IBS with constipation (IBS-C)[7]
    - 12M in US, 11M in EU[7,8], 3M in Japan[7,9]
  - Direct and indirect costs of IBS care in US: $20 billion/yr[7]
  - Patients with IBS consume >50% more healthcare resources than those without IBS[10]

See References 2-10

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AMITIZA Users Are the Most Satisfied With Their Treatment and Twice as Satisfied as MiraLAX Users  AMITIZA also has highest persistency rate in category  See Reference 11

Long-term Efficacy Positive Long-term Treatment Response: Phase 3 Studies of AMITIZA 8 µg BID in IBS-C  Month  0  5  10  15  20  25  30  35  40  Treatment Responders, % (Gp:) 1 (Gp:) 2 (Gp:) 3 (Gp:) 4 (Gp:) 5 (Gp:) 6 (Gp:) 7 (Gp:) 8 (Gp:) 9 (Gp:) 10 (Gp:) 11 (Gp:) 12   See Reference 1

 TRx: +7%  Dollars: +12% Positive Clinical Experience Translating to Consumption Growth: $291M on Annualized Basis  See Reference 12  AMITIZA has 1-2% share of ~250M units for Constipation

AMITIZA Has Time-Tested Safety Profile and Positive Clinical Experience Valued by Physicians See Reference 1

Opioid-Induced Constipation: Increase Potential Pool for AMITIZA and Strengthen Efficacy Positioning

- Moderate−severe OIC affects ~2.0M−2.5M patients
  - Currently no approved oral product for OIC
  - Most common reason for discontinuation of opioid therapy
  - OIC patients are viewed as “difficult to treat” and are dissatisfied
  - PCPs welcome 1 medicine indicated for multiple causes of constipation
- AMITIZA does not act on opiate receptors or inhibit analgesic activity of opioid therapy
- Mu-opioid−receptor agonist compounds under development may have cardiac safety concerns

FDA priority review action date: late January 2013

See Reference 13-16

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Summary and Outlook for AMITIZA

- Well positioned to serve expanding population of patients with CIC and IBS-C
  - Continue growth in US: over 6 million prescriptions used over past 6 yrs, with favorable benefit-risk profile

- Near-term goals
  - Seek approval for OIC indication in US and submit labeling applications for OIC abroad
  - Expand global approvals and launches for AMITIZA worldwide
  - Develop and seek approval for AMITIZA in pediatric constipation
    - Currently unmet medical need; no approved prescription medications
  - Develop liquid formulation of AMITIZA for long-term care market
  - Evaluate potential of AMITIZA for new indications, such as mixed irritable bowel syndrome

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OphthalmologyGlaucoma is a group of ocular diseases with various causes that ultimately are associated with a progressive optic neuropathy leading to loss of visionAge-related disease:Second leading cause of bilateral blindness worldwideWill affect an estimated 79.6 million people worldwide by 202018Reduction in intra-ocular pressure (IOP) is currently the only modifiable risk factor for patients with glaucoma and ocular hypertension  See References 17-18 Sucampo Is an Emerging Player in Ophthalmology:  RESCULA

US Glaucoma Market Overview

- **The US glaucoma market is 29.2M TRx's[22]**
  - 4-5M potential patients[21,22,24]
  - 67% of the market is generic[23]
  - 80% of TRx's are by eye specialists[23]
  - ~$3B: US sales volume (2012)
  - ~$1B: Japan sales volume (2011)
- **Compliance and adherence are unmet needs**
  - 50% of new patients drop off therapy within one year of initiation
- **Prostaglandins are inflammatory agents which depolarize cell membranes**
  - #1 reason for discontinuation of prostaglandins is hyperemia[20,24]

See References 19-24

15

Over Past 3 Years, Category TRx Volume in US Has Increased 7% From 27.3M to 29.2M  See Reference 25

RECULA has an alternate route to IOP Reduction

- In patients with primary open angle glaucoma or ocular hypertension, RESCULA
  - Reduces IOP throughout the day, alone or in combination
  - Has an excellent systemic safety profile and an established and ocular safety profile
  - MOA: ion channel activator promotes aqueous humor outflow through the trabecular meshwork
- Clinically meaningful results: glaucoma and intraocular hypertension

BK channel → **Hyperpolarization** → **Relaxation of TM** → **Increases in outflow via conventional pathway**

Opportunity for new option: differentiated product with a novel mechanism of action

TM, trabecular meshwork.
See Reference 1

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RESCULA: Only Nonprostaglandin That Lowers IOP Throughout Day (12 h) With Excellent Systemic Safety Profile  See References 23, 26-28

RESCULA US Launch Overview  RESCULA was FDA-approved (2000) for the lowering of intraocular pressure (IOP) in primary open-angle glaucoma (POAG) and ocular hypertension (OH) in patients who are intolerant of or insufficiently responsive to other IOP-lowering medicationssNDA Approval and Label update:  reflect current scientific understanding of mechanism of action and be approved for first-line treatmentSucampo plans to launch RESCULA in US upon sNDA approval

Sucampo’s Clinical Pipeline (Gp:) Successfully completed (Gp:) Approval pending (Gp:) Projected start or submission

Key Facts

Key Value Drivers

✓ Completed ❑ **In Process**

AMITIZA	**US**	✓ Filed OIC sNDA: 3Q 2012 • OIC filing accepted by FDA for priority review ✓ Decision in Takeda arbitration resolved dispute
	Switzerland	✓ Reached agreement on reimbursement price ❑ **Begin active marketing 1Q 2013** ❑ **Submit for regulatory approval of OIC**
	Japan	✓ Approved in Japan for CC: 2Q 2012 ❑ **Await pricing decision: Nov '12** ❑ **Launch: 4Q 2013** ($15M milestone upon first sale)
	EU	✓ Approved in UK for CIC: 3Q 2012 ❑ **Launch 1Q 2013** ❑ **Submit for regulatory approval of OIC**
RESCULA	**US**	❑ **Obtain approval of sNDA (updated label)** ❑ **Launch: shortly after approval of sNDA**

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Appendix

AMITIZA: Effective 1st-Line Therapy for CIC and IBS-C  No gender restriction in CIC Approved for use in women with IBS-C in US Rapid onset in CIC: 57%-63% of patients respond within 24 hr No black box warning Proven long-term safety profile in CIC and IBS-C No serious safety concerns have arisen in post marketing use of AMITIZA Safety in clinical-use setting has been a problem for other CIC and IBS-C medications, leading to withdrawal of marketing applicationsLabeled risk-benefit ratio for AMITIZA is well supported by post marketing safety profile from over 6 million prescriptions over 6 yrs No limitation on duration of use in US, Japan, and Switzerland  See Reference 1

Terms of Sucampo's AMITIZA Agreements

- **Takeda Agreement**
  - Takeda shall promote, market, and sell AMITIZA in US and Canada
  - Sucampo's tiered royalty rate: 18%−26% of annual net sales
  - Sucampo earned $20M in upfront and $130M in development milestone payments as of 6/30/12
  - Sucampo received $106M in reimbursement for R&D expenses from Takeda

- **Abbott Japan Agreement**
  - Abbott Japan shall promote, market, and sell AMITIZA in Japan
  - Sucampo will sell product to Abbott Japan at discount to Abbott Japan's approved reimbursement price
  - Sucampo earned $10M in upfront and $12.5M in development milestone payments as of 6/30/12
  - Sucampo expected to earn $15M milestone payment on 1st commercial sale in Japan by Abbott Japan in 4Q12

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RESCULA 0.12% Has Been Shown to Maintain IOP in Patients Intolerant of Prostaglandins   Changes over time in intra-ocular pressure (N = 23)ANOVA revealed no significant change (P = 0.41)  Intra-ocular pressure, mm Hg  24  22  18  16  10  14  12  Before Switch  M1  M2  M6  M9  Y1  Follow-up period  IOP change in 23 eyes switched to RESCULA after mean 8 mo on prostaglandins, with mean initial IOP of 24.7 mm Hg and 17.2 mm Hg at treatment switch   See Reference 29

AMITIZA Mechanism of Action: ClC-2 Ion-Channel Activation and Fluid Secretion  Highly selective activation of ClC-2 channels in intestinal lumen  Chloride efflux followed by passive efflux of sodium into small intestine  Enhanced intestinal fluid secretion without alteration of serum electrolyte levels  See Reference 1

AMITIZA Mechanism of Action: Restores ClC-2-Mediated Barrier  Disease, injury, stress, or medications such as NSAIDs can damage epithelial barrier  Disorganized tight junctions and resulting intestinal permeability may be involved in pathogenesis of IBS  ClC-2 activation by AMITIZA enhances restoration of tight junctions and reduces intestinal permeability caused by stress or ischemia  Cl–  Apical membrane  Intracellular  Extracellular  Tight junction  Basolateral membrane  CIC-2 Channel  Prostone binding site  See Reference 1

AMITIZA Safety Profile: Clinical Trials in Patients With CIC or IBS-C  Nausea rated as mild-moderate by 89% and 96% of CIC and IBS-C patients, respectively, who experienced nausea >93% of patients reporting nausea experienced only 1 event over course of treatment with AMITIZAIn placebo-controlled, 12-wk IBS-C trials, diarrhea reported by 7% of AMITIZA patients vs 4% of placebo patientsIn IBS-C exposure up to 1 yr, dropout due to diarrhea accounted for <2% of patients  AMITIZA has excellent tolerability and safety profile as demonstrated in clinical studies  See References 1, 30

AMITIZA Postmarketing Safety  No serious safety concerns have arisen in postmarketing use of AMITIZASafety in clinical-use setting has been a problem for other CIC and IBS-C medications, leading to withdrawal of marketing applicationsLabeled risk-benefit ratio for AMITIZA is well supported by postmarketing safety profile from 6 million prescriptions over 6 yr  See Reference 1

Substantial Abdominal Pain Improvement in IBS-C Patients Reporting at Least Severe Abdominal Pain at Baseline*  *LOCF analysis; †P value from CMH test.See Reference 31

Unoprostone – BK Channels – Trabecular Outflow

- Aqueous humor
  - Formed in ciliary processes from arterial blood
  - Secreted to posterior chamber
  - Reaches anterior chamber by crossing pupil


Anterior Chamber
©2009 WebMD, LLC.

- **BK channels are found in the trabecular meshwork (TM)**[2]

- **Unoprostone** reduces IOP
  - **Activation of BK channels** hyperpolarizes the cell and leads to relaxation of the TM
  - **Resulting in** increased outflow via **conventional pathway (through the TM)**

See Reference 18

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Management

Ryuji Ueno, M.D., Ph.D., Ph.D., Chairman, Chief Executive Officer, Chief Scientific Officer, and Co-Founder

- R-Tech Ueno, LTD, Co-Founder
- MD and Ph.D. (Medicinal Chemistry) from Keio University; Ph.D. (Pharmacology) from Osaka University

Cary J. Claiborne, Chief Financial Officer

- New Generation Biofuels, CEO, CFO, Director
- Osiris Therapeutics, CFO
- Constellation Energy Group, VP Financial Planning
- Senior leadership positions with General Electric (15 years), MCI and Home Depot

Stanley G. Miele, President, Sucampo Pharma Americas, LLC and Senior Vice President, Sales and Marketing, Sucampo Pharmaceuticals, Inc.

- Abbott Laboratories
- Millennium Pharmaceuticals (COR Therapeutics)

Greg Deener, Senior Vice President, Marketing Strategy and Implementation

- GTx, Inc.
- GlaxoSmithKline

Thomas J. Knapp, Executive Vice President, Chief Legal Officer and Secretary

- NorthWestern Corporation, General Counsel and Corporate Secretary
- Boeing

Other executive experience includes FDA/Center for Drug Evaluation and Research, Procter & Gamble, Pfizer, MedImmune, Allergan, Alcon and GlaxoSmithKline

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US Patent No. Expires Type of patent 5,284,858 2014 Composition of matter 6,414,016 2020 Therapeutic use (treating conditions including constipation) 6,583.174 2020 Composition of matter 7,064,148 2022 Therapeutic use (treating conditions including constipation) 7,417,067 2020 Composition of matter 7,795,312 2024 Therapeutic use (treating conditions including IBS) 8,026,393 2027 Formulation 8,071,613 2020 Method for relieving constipation in IBS-C 8,088,934 2021 Composition of matter 8,097,649 2020 Composition of matter 8,097,653 2022 Therapeutic use (treating constipation) 8,114,890 2020 Composition of matter 4,332,316 2020 Composition of matter 4,332,353 2022 Therapeutic use 4,684,334 2021 Therapeutic use (treating conditions including constipation) 4,783,794 2027 Composition of matter 4,786,866 2022 Therapeutic use (treating constipation)   .    Issued Lubiprostone Patents  *For Orange Book-listed patents concerning lubiprostone, see for example: http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021908&Product_No=001&table1=OB_Rx

Japanese Patent No. Expires Type of patent 4,332,316 2020 Composition of matter 4,332,353 2022 Therapeutic use 4,684,334 2021 Therapeutic use (treating conditions including constipation) 4,783,794 2027 Composition of matter 4,786,866 2022 Therapeutic use (treating constipation) 4,852,229 2022 Therapeutic use (treating constipation) 4,889,219 2023 Therapeutic use (treating constipation) European Patent No. Expires Type of Patent 1,220,849 2020 Composition of matter 1,315,485 2021 Therapeutic use (treating constipation) 1,392,318 2022 Therapeutic use 1,426,361 2020 Composition of matter 1,443,938 2022 Therapeutic use (treating constipation)   .    Issued Lubiprostone Patents  *For Orange Book-listed patents concerning lubiprostone, see for example: http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021908&Product_No=001&table1=OB_Rx

References

1. Sucampo data on file.
2. Suares et al. *Am J Gastroenterol.* 2011
3. Kantar Health Epi database http://epidb.khapps.jp
4. Lembo et al. *Sleisenger and Fordtran's Gastrointestinal and Liver Disease.* 2010
5. Salmoirago-Blotcher et al. *Am J Med.* 2011
6. Talley et al. *Am J Gastroenterol.* 2001
7. Saito et al. *Am J Gastroenterol.* 2002
8. Muller-Lissner S et al. *Digestion.* 2001
9. Kubo et al. *Neurogastroenterol Motil.* 2011
10. Hulisz D. *J Manag Care Pharm.* 2004
11. Sucampo data on file – Physician ATU
12. IMS MAT July 2012 compared with MAT July 2011
13. IMS Health
14. Verispan PDDA
15. Physician Interviews
16. ClearView Analysis
17. RESCULA Package Insert
18. Quigley et al. *Br J Ophthalmol 2006 Mar;90(3):252-7*
19. American Academy of Ophthalmology

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References Cont.

20. Friedman et al. Prevalence of Open-Angle Glaucoma Among Adults in the United States. Arch Ophthalmol. 2004 Apr;122(4):532-8
21. July 2011-June 2012 MATTY IMS NPS Data
22. July 2011-June 2012 MATTY IMS NPA Data
23. Catalina Presentation 2011
24. Input from KOLs
25. IMS NPA data, MATTY June 2009 to MATTY June 2012
26. Timoptic Prescribing Information; 2005. Merck & Co. Inc., Whitehouse Station, NJ
27. Alphagan-P Prescribing Information. 2005. Allergan Inc, Irvine, CA
28. Azopt Prescribing information. 2000–2009. Alcon Laboratories Inc, Fort Worth, TX
29. Goseki T et al. Jpn. *J Clin Ophthalmol.* 2006;60:1227-30
30. AMITIZA Package Inserts (US and UK)
31. Joswick et al. Digestive Disease Week, 2012

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Cary J. Claiborne, CFO Stanley G. Miele, SVP, Sales & Marketing Silvia Taylor, SVP, IR, PR & Corporate Communications November 14, 2012